Exhibit 10.1 Final Form SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS This settlement agreement (the “Settlement Agreement”), dated as of March ___, 2023 (the “Agreement Date”), is entered into by and among (1) Troika Media Group, Inc., a Nevada corporation (together with its affiliates, the “Company”), and (2) the investors signatory to this Settlement Agreement (each a “Party” and collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of March 16, 2022 by and among the Company and the investor party thereto. RECITALS WHEREAS, on March 16, 2022, the Company, and the original purchasers of the Company’s Series E Convertible Preferred Stock (the “Original Purchasers”), entered into the Securities Purchase Agreement, pursuant to which the Company agreed to sell, and the Original Purchasers agreed to purchase, up to an aggregate of 500,000 shares of Series E Convertible Preferred Stock, $0.01 par value, and accompanying Common Stock Warrants (as defined therein); WHEREAS, on March 16, 2022, the Company and the Original Purchasers, among others, entered into that certain Registration Rights Agreement, dated as of March 16, 2022 (the “Registration Rights Agreement”), pursuant to which the Company and the Original Purchasers agreed to certain requirements and conditions covering the resale by the Original Purchasers of the Conversion Shares and Warrant Shares (as defined therein); WHEREAS, pursuant to the terms of the Registration Rights Agreement, the Company, upon acquiring Converge Direct LLC, was required to file a registration statement within ten (10) business days of such closing and for such registration statement to be declared effective by the U.S. Securities and Exchange Commission (the “SEC”) no later than forty five (45) business days thereafter (the “Registration Requirements”); WHEREAS, the persons entitled to liquidated damages (the “Liquidated Damages Holders”) pursuant to the Registration Rights Agreement allege that the Company did not fulfill the Registration Requirements set forth under the Registration Rights Agreement; WHEREAS, pursuant to Section 2(d) of the Registration Rights Agreement, in connection with the Company’s inability to fulfill the Registration Requirements, the Parties (as Liquidated Damages Holders) claim entitlement to liquidated damages in the amount set forth on Schedule C attached hereto; and WHEREAS, the Parties, on the one hand, and the Company, on the other hand, desire to settle fully and finally all differences between them, including, but not limited to, any disputes

- 2 - concerning, involving, relating to, arising from, or based upon the Securities Purchase Agreement and Registration Rights Agreement, respectively, (including, without limitation, any and all claims of liquidated damages arising out of the Registration Rights Agreement). NOW THEREFORE, in consideration of the foregoing premises, the mutual settlement and releases set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Parties, each intending to be legally bound, hereby agree as follows: 1. Recitals. The recitals set forth above are incorporated into and made an express part of this Settlement Agreement. 2. Termination of Securities Purchase Agreement. Effective as of the Effective Date (as defined below), the Parties and the Company hereby agree that the Securities Purchase Agreement shall be null and void and of no further force or effect. Notwithstanding anything to the contrary contained in the Securities Purchase Agreement, no provision which by its terms provides that it survives the termination of the Securities Purchase Agreement shall survive termination pursuant to this Settlement Agreement. 3. Waivers of Registration Requirements. Effective as of the Effective Date, the Parties and the Company hereby agree to waive all Registration Requirements set forth in the Registration Rights Agreement; provided, however, that the Company and the Parties mutually and expressly agree that such waiver shall not apply to the Piggy-Back Registration Rights of Section 6(d) of the Registration Rights Agreement, and any related provisions. The Parties agree that the Piggy-Back Registration Rights with respect to any “shelf registration statement” to be filed by the Company shall be satisfied by the filing of a separate shelf registration statement with respect to the registrable securities (the “Registrable Securities”) pursuant to the Registration Rights Agreement. 4. Termination of Registration Rights Agreement. Effective as of the Effective Date, the Parties and the Company hereby agree that the Registration Rights Agreement (other than the Piggy-Back Registration Rights of Section 6(d), and any related provisions) is hereby terminated. 5. Termination of Liquidated Damages Claims and Consideration for Release. a. In consideration for the release by the Parties under Section 7 of any and all claims for liquidated damages under the Registration Rights Agreement, the Company shall deliver to each Party a number of shares of Common Stock equal to the dollar amount of Liquidated Damages set forth on Schedule C attached hereto multiplied by four (4) (the “Common Stock”). For example, if a Party is entitled to $1,000 of Liquidated Damages, such Party shall receive 4,000 shares of Common Stock. The Company shall prepare and file with the SEC a resale registration statement covering the Common Stock (the “Resale Registration Statement”) no later than

- 3 - May 15, 2023 (the “Resale Registration Statement Filing Deadline”); provided, however, that such Resale Registration Statement Filing Deadline may be extended upon mutual agreement of the Parties and the Company in writing (with email being sufficient). The Company shall use its reasonable best efforts to cause the Resale Registration Statement filed under this Settlement Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its reasonable best efforts to keep such Registration Statement effective under the Securities Act until the date that all shares of Common Stock covered by such Registration Statement (i) have been sold or otherwise disposed of, thereunder or pursuant to Rule 144 or otherwise, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. b. Certificates evidencing the Common Stock shall not contain any restrictive legend, if (i) a registration statement (including the Resale Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) such shares of Common Stock are eligible for sale under Rule 144, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). In the case of clauses (i) and (ii) of the preceding sentence, the Company shall, upon a Party’s written request, cause its counsel to issue a legal opinion to the Transfer Agent or the Parties if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Party, respectively. The Company agrees that at such time as such legend is no longer required under this Section 5(b), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following the delivery by a Party to the Company or the Transfer Agent of a certificate representing the Common Stock issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Party a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5(b). Certificates for Common Stock subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Party by crediting the account of the Party’s prime broker with the Depository Trust Company System as directed in writing by such Party. c. It is expressly understood and agreed by the Parties and the Company that nothing contained in this Settlement Agreement shall constitute or be treated as an admission of any wrongdoing or liability on the part of Company or its affiliates. For the avoidance of doubt, all fees and expenses incident to the performance of or compliance with this Settlement Agreement by the Company to effect the registration of the Common Stock pursuant to Section 5 hereof shall be borne by

- 4 - the Company. In no event shall the Company be responsible for any expenses, legal fees, or other costs borne by the Parties or the Transfer Agent. 6. Effective Date. The “Effective Date” shall occur at such time as (i) Original Purchasers representing at least 50.1% of the original subscription amount under the Securities Purchase Agreement and (ii) Original Purchasers representing at least 50.1% of the outstanding Registrable Securities become party to this Settlement Agreement and/or substantially identical settlement agreements. The Company shall provide prompt notice (which may be satisfied by the filing of a Form 8-K or press release) of the occurrence of the Effective Date. The Company may terminate this Settlement Agreement at any time prior to the Effective Date upon notice to the Parties. 7. Release by the Parties. Upon the Effective Date, the Parties, for themselves and, except to the extent prohibited by applicable law, their former, present, and future respective predecessors, successors, parents, subsidiaries, affiliates, assigns, agents, directors, officers, principals, employees, members, attorneys, partners, representatives, and shareholders forever release and discharge the Company and its predecessors, successors, parents, subsidiaries, affiliates, assigns, agents, directors, officers, principals, employees, members, attorneys, partners, and representatives from any and all claims, causes of action, damages, or liabilities of whatever kind or character, whether fixed or contingent, known or unknown, liquidated or unliquidated, mature or unmatured, that the Parties ever had, now have, or may have in the future against the Company, its predecessors, successors, parents, subsidiaries, affiliates, assigns, agents, directors, officers, principals, employees, members, attorneys, partners, representatives, including, but not limited to, those arising out of, relating to, or in any way involving the facts, events, transactions, occurrences, or other matters related in any way to the Securities Purchase Agreement and Registration Rights Agreement, whether arising at law, by contract, or in equity, from the beginning of time to the Agreement Date. This release shall not extend to any claim for breach of, or any rights and obligations created by, the terms of this Settlement Agreement. 8. Release by Company. Upon the Effective Date, the Company releases and discharges the Parties and each of their respective predecessors, successors, parents, subsidiaries, affiliates, assigns, agents, directors, officers, principals, employees, members, attorneys, partners, representatives, and shareholders from any and all claims, causes of action, damages, or liabilities of whatever kind or character, whether fixed or contingent, known or unknown, liquidated or unliquidated, mature or unmatured, that the Company and its affiliates ever had, now has, or may have in the future against the Parties, their predecessors, successors, parents, subsidiaries, affiliates, assigns, agents, directors, officers, principals, employees, members, attorneys, partners, representatives, including, but not limited to, those arising out of, relating to, or in any way involving the facts, events, transactions, occurrences, or other matters related in any way to the Securities Purchase Agreement and Registration Rights Agreement, whether arising at law, by contract, or in equity, from the beginning of time to the Agreement Date. This release shall not extend to any claim for breach of, or any rights and obligations created by, the terms of this Settlement Agreement.

- 5 - 9. Representations of Authority. Each Party and the Company represents and warrants that: a. it is represented by legal counsel who has read and explained the entire contents of the Settlement Agreement and the legal consequences of entering into this Settlement Agreement; b. it has entered into this Settlement Agreement freely and without duress and has done so after full opportunity to consult with the counsel and other professionals of its choice; c. it is authorized to execute this Settlement Agreement on behalf of its respective entity and its respective entity is authorized to enter into this Settlement Agreement and shall be bound by its terms; d. its willingness to enter into this Settlement Agreement was based on arm’s length negotiations; and e. in executing this Settlement Agreement, it has not relied on any statements, information, representations, or warranties of any other Party (other than the statements, information, representations and/or warranties expressly stated in this Settlement Agreement). 10. Representations of Beneficial Ownership. a. The Parties represent that they own, beneficially (as defined in Rule 13d-3 under the Securities Exchange Act) or of record, such number of shares, as applicable, of Series E Preferred Stock as are indicated opposite each of their names on Schedule A attached hereto; b. The Parties represent that they own, beneficially (as defined in Rule 13d-3 under the Securities Exchange Act) or of record, such number of Registrable Securities as are indicated opposite each of their names on Schedule B attached hereto; and c. The Parties represent that the full amount of liquidated damages due and owing to each Party under the Registration Rights Agreement is indicated opposite each of their names on Schedule C attached hereto and that no other amounts are owing to such Parties by the Company under the Registration Rights Agreement or otherwise.

- 6 - 11. Restricted Securities. The Parties understand that, upon issuance of the Common Stock, the Common Stock have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Parties’ representations as expressed herein. The Parties understand that the Common Stock are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Parties must hold the Common Stock indefinitely until they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Parties acknowledge that the Company has no obligation to register or qualify the Common Stock for resale, except as set forth in Section 5(a) hereof. The Parties further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Stock, and on requirements relating to the Company which are outside of the Parties’ control, and which the Company is under no obligation, and may not be able, to satisfy. 12. Entire Agreement and Enforceability. This Settlement Agreement contains the entire agreement between the Parties and the Company and supersedes any prior agreements and undertakings, written or oral, between the Parties and the Company pertaining to the subject matter hereof. No modification of this Settlement Agreement shall be binding or enforceable, unless in writing and signed by the Parties and the Company. The Parties and the Company acknowledge that this Settlement Agreement was the product of negotiations between them and that any rule of construction that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Settlement Agreement. The invalidity or unenforceability of any provision of this Settlement Agreement shall not affect the validity or enforceability of any one or more of the other provisions. 13. Successors and Assigns. This Settlement Agreement shall be binding upon and shall inure to the benefit of the Company and the Parties and their respective successors, assigns, and heirs. 14. Governing Law and Venue. This Settlement Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, without reference to its principles of conflict of laws. Subject to the other terms of this Settlement Agreement, the state and federal courts of or sitting in the State of New York shall have exclusive jurisdiction over any dispute concerning, involving, relating to, arising from, or based upon this Settlement Agreement, and each party agrees to submit to the jurisdiction of the state and federal courts in New York. 15. Headings. The section headings used in this Settlement Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify, or otherwise be used in the interpretation of any of the provisions hereof.

- 7 - 16. Counterparts. This Settlement Agreement may be signed in counterparts, and the signature pages may be exchanged via pdf/email. 17. Equivalent Treatment. The Company hereby represents and warrants to each Party and agrees that the terms hereof are no less favorable in all material respects to the settlement terms agreed, or to be agreed, with each other Original Purchaser and/or Liquidated Damages Holder. [Signature Pages Follow]

- 8 - IN WITNESS WHEREOF, the Company and the Parties hereto knowingly and voluntarily executed this Settlement Agreement as of the date set forth below: Executed on March ___, 2023 TROIKA MEDIA GROUP, Inc.

- 9 - Executed on March ___, 2023 [PARTY] Name: Title: Number of Series E Shares Originally Purchased: Liquidated Damages Due: Registrable Securities Held (by class):

- 10 - Schedule A Beneficial Ownership of Parties Name of Party Number of Series E Shares Originally Purchased Total:

- 11 - Schedule B Beneficial Ownership of Parties Name of Party Registrable Securities Held (by class) Total:

- 12 - Schedule C Claims of Parties Name of Party Liquidated Damages Due Total: